UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2013


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       001-33968                     N/A
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                   89074-772
   (Address of principal executive offices)                       (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Psychic Friends Network, Inc. ("Company") held its annual shareholder meeting on May 2, 2013. A total of 52,732,040 shares of the Company's common stock, representing approximately 63% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the annual meeting. There were 26,367,960 broker non-votes.

The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

PROPOSAL NO. 1:

Result: The Company's shareholders set the size of the Company's board of directors at two directors.

Votes:
------
2 directors:        32,990,280
5 directors:        19,737,760
Abstain:                 4,000

PROPOSAL NO. 2:

As the Company's shareholders had set the size of the board of directors at two, according to plurality voting, the two directors receiving the most OForO votes were elected to the board of directors.

Result: Marc Lasky and Mike Lasky were elected to the board of directors.

Votes:
------
Nominee                 For             Withhold
-------                 ---             --------
Mark Lasky          33,005,290         19,726,750
Mike Lasky          33,002,610         19,729,430
Peter Newton        19,740,040         32,992,000
Kelly Anderson      19,738,360         32,993,680

PROPOSAL NO. 3:

Result: The Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth in the table below:

Votes:
------
For                  Against              Abstain
---                  -------              -------
32,996,280          19,725,760             10,000

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
PROPOSAL NO. 4:

Result: The Company's shareholders approved, on an advisory basis, the frequency of the shareholder advisory vote on executive compensation at every three years.

Votes:
------
3 Years:            32,993,680
2 Years:                     0
1 Year:             19,738,360

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIC FRIENDS NETWORK INC.


/s/ Marc Lasky
---------------------------------------
Marc Lasky
Chief Executive Officer
Date: May 6, 2013

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